EXHIBIT 23(c)




                      CONSENT OF INDEPENDENT AUDITORS



We hereby consent to the use and incorporation by reference of our report, dated May 21, 1996, on the Shoreline Financial Corporation 401(k)/Profit Sharing Plan for the year ended December 31, 1995, which is included in this Form S-8 Registration Statement for the Shoreline Financial
Corporation 401(k)/Profit Sharing Plan.


                              /s/ Crowe, Chizek and Company LLP

                              Crowe, Chizek and Company LLP

South Bend, Indiana
August 20, 1996